Filed pursuant to Rule 497(e) under the Securities Act of 1933, as amended Securities Act File No. 333-141120

CUTWATER INVESTMENT GRADE BOND FUND

(THE “FUND”)

OF

FUNDVANTAGE TRUST

(THE “TRUST”)

Supplement dated November 26, 2014 to the Prospectus and Statement of Additional Information (“SAI”) of Cutwater Investment Grade Bond Fund dated September 1, 2014

The information in this Supplement updates and amends certain information contained in the Prospectus and SAI for the Fund and should be read in conjunction with such Prospectus and SAI.

Change of Control of Cutwater Investor Services Corp., Adviser to the Fund

On October 6, 2014, MBIA Inc. (“MBIA”) and The Bank of New York Mellon (“BNY Mellon”) announced an agreement pursuant to which BNY Mellon will acquire MBIA’s asset management business through the purchase of Cutwater Holdings, LLC (“CHL”) (d/b/a Cutwater Asset Management) (the “Transaction”).  MBIA is primarily a monoline insurance company that is refocusing on its core municipal bond insurance business and is choosing to exit the asset management industry. Cutwater Investor Services Corp. (the “Adviser”), the Fund’s investment adviser, is a wholly-owned subsidiary of CHL, which is currently a wholly-owned subsidiary of MBIA. As a result of the Transaction, the Adviser would become an indirect wholly owned subsidiary of BNY Mellon. Cutwater will operate as part of BNY Mellon Investment Management, which encompasses BNY Mellon’s affiliated investment management firms, wealth management services and global distribution companies. After completion of the Transaction, Cutwater will work closely with Insight Investment, one of BNY Mellon’s leading investment management boutiques.

The Transaction is expected to close in the beginning of the first quarter of 2015. Because consummation of the Transaction will constitute a change in control of the Adviser, under the Investment Company Act of 1940, as amended (the “1940 Act”), the Transaction will result in the assignment and automatic termination of the Fund’s current investment advisory agreement with the Adviser dated November 23, 2010 (the “Current Agreement”).  Accordingly, at an in-person meeting held on November 21, 2014, the Board of Trustees of the Trust approved a new investment advisory agreement between the Fund and the Adviser (the “New Agreement”), and the shareholders of the Fund will be asked to approve the New Agreement either via unanimous written consent or, if necessary, at a special meeting of shareholders.

The Adviser will continue to provide services to the Fund pursuant to the Current Agreement until the New Agreement is approved by Fund shareholders or the change of control is effected.  In order for Cutwater to provide uninterrupted services to the Fund, the Board of Trustees of the Trust approved an interim agreement between the Fund and the Adviser at its in-person meeting which was held on November 21, 2014. Such interim agreement would only be necessary to the extent that the change of control occurs prior to approval of the New Agreement by shareholders, and it would be executed upon such change of control.

The New Agreement is substantially identical to the Current Agreement (with the exception of different effective dates and termination dates), and the interim agreement is substantially identical to the Current Agreement (with the exception of different effective dates, termination dates and escrow provisions relating to the Adviser’s advisory fees).  Neither the New Agreement nor the interim agreement will result in changes in the day-to-day management of the Fund by the Adviser, its investment objective, fees or services provided.

A discussion regarding the basis for the Board’s approval of the New Agreement and the interim agreement will be available in the Fund’s annual report to shareholders for the next annual or semiannual reporting period ending after the dates of such approval.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE